UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact Name of Registrant as Specified in its Charter)

Not Applicable	033-80655	06-1436334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of Principal Executive Offices)	(Zip Code)

(860) 862-8000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Reliance on SEC Relief for Timing of Filing of Quarterly Report on Form 10-Q

The Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (“MGE” or the “Company”) is filing this Current Report on Form 8-K pursuant to the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”). In reliance on the Order, the Company will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (“Form 10-Q”) due to circumstances related to COVID-19.

On March 18, 2020, in order to ensure the health and safety of its employees, guests and the surrounding communities in which MGE operates, consistent with directives from various government bodies, MGE announced its decision to temporarily suspend operations at its North American owned, operated and managed properties. The properties remain closed as of the date of this report, and MGE is unable to predict when operations will be able to be reopened to the public. The duration and severity of the COVID-19 pandemic has impacted the Company’s operations, and disruptions and changes to the Company’s business caused by COVID-19 have required the performance of additional analyses relating to COVID-19’s potential impact on the Company’s consolidated financial statements, including impairment of intangible assets and other analyses. In addition, suspension of in-person operations by the Company’s internal team and its professional advisors whose input is required to complete the Form 10-Q, as well as reduced staffing by the Company, all as a result of the COVID-19 pandemic, have limited support from the Company’s remaining staff and its professional advisors. All of these disruptions have, in turn, delayed the Company’s ability to complete the procedures and analyses necessary for filing the Form 10-Q without unreasonable effort and expense. The Company is working diligently to address these issues and anticipates filing the Form 10-Q on or before June 29, 2020 (which is 45 days from May 15, 2020, the date by which MGE originally contemplated filing).

Additional risk factor disclosure

MGE is providing the following additional risk factor to supplement the risk factors contained in Part I, Item 1A, Risk Factors, of its Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

The effect of the COVID-19 pandemic on the Company’s operations could have a material adverse impact on its businesses, results of operations, liquidity and financial condition.

The World Health Organization has declared the outbreak of COVID-19, which began in December 2019, a pandemic and the U.S. federal government has declared it a national emergency. The spread of COVID-19 has affected segments of the global economy and the Company’s operations. On March 18, 2020, the Company announced its decision to temporarily suspend operations at its North American owned, operated and managed properties to ensure the health and safety of its employees, guests and the surrounding communities in which the Company operates, consistent with directives from various government bodies. The Company expects the impact of disruptions to its operations will be dictated by the length of time that such disruptions continue. MGE cannot predict when any of its closed properties will be able to reopen, the conditions upon which these re-openings may occur, or the effects of any such conditions, and the extent to which the coronavirus impacts the Company’s operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact.

The COVID-19 pandemic is a widespread health crisis that could continue to adversely affect the Company’s results of operations. Given the uncertainty around the extent and timing of the potential future spread or mitigation of the COVID-19 pandemic and around the imposition or relaxation of protective measures, the Company cannot reasonably estimate the extent of the impact to its future results of operations, cash flows or financial condition.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about MGE’s expectations with respect to the timing of filing of its Form 10-Q and related matters. All statements other than statements of historical fact are forward-looking statements. These statements can also sometimes be identified by the use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect” or “intend” and similar expressions. Such forward-looking information may involve important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of MGE. Information concerning potential factors that could affect MGE’s financial results is included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as well as in MGE’s other reports and filings with the Securities and Exchange Commission. Any forward-looking statements included in this Current Report are made only as of the date of this filing. MGE does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. MGE cannot assure that projected results or events will be achieved or will occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	MOHEGAN TRIBAL GAMING AUTHORITY D/B/A MOHEGAN GAMING & ENTERTAINMENT

	By:	/s/ Ralph James Gessner Jr.
	Name:	Ralph James Gessner Jr.
	Title:	Chairman, Management Board